SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 17, 2003
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                                  Eagle Bancorp
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             (Exact name of registrant as specified in its charter)


           United States              000-29687                81-0531318
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(State or other jurisdiction         (Commission             (IRS Employer
          of incorporation)          File Number)          Identification No.)


      1400 Prospect Avenue, Helena, MT                               59601
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (406) 442-3080
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          (Former name or former address, if changed since last report)

Item 9.     Regulation FD

                     The following information is furnished pursuant to this
Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                     On April 17, 2003, Eagle Bancorp announced its earnings for the third quarter of the 2003 fiscal year. A copy of the press release dated April 17, 2003, describing third quarter earnings is attached as Exhibit 99.



                                                              SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:          April 17, 2003                EAGLE BANCORP



                                               By:      /s/ Peter J. Johnson
                                                        Peter J. Johnson
                                                        Senior VP/Treasurer


Exhibit No.                    Description

99                             Press release dated April 17, 2003